Other assets (Details) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Other Assets [Abstract]
Reimbursable amounts due from customers	$ 2.9	$ 3.6
Mobilization revenue receivables	47.9	73.8
Intangible asset - Favorable contracts to be amortized	85.5	130.6
Prepaid expenses	12.1	8.5
Deferred mobilization costs	12.6	0.3
Interest rate swap agreements	9.9	0.0
Other	2.3	3.5
Total other assets	173.2	220.3
Other current assets	110.6	86.8
Other non-current assets	$ 62.6	$ 133.5